Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS International Fund, Inc. (formerly Deutsche International Fund, Inc.) of our report dated December 20, 2018, relating to the financial statements and financial highlights, which appears in DWS Global Macro Fund’s (formerly Deutsche Global Macro Fund) Annual Report on Form N-CSR for the year ended October 31, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 28, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS International Fund, Inc. (formerly Deutsche International Fund, Inc.) of our report dated December 20, 2018, relating to the financial statements and financial highlights, which appears in DWS Emerging Markets Equity Fund’s (formerly Deutsche Emerging Markets Equity Fund) Annual Report on Form N-CSR for the year ended October 31, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 28, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS International Fund, Inc. (formerly Deutsche International Fund, Inc.) of our report dated December 20, 2018, relating to the financial statements and financial highlights, which appears in DWS Latin America Equity Fund’s (formerly Deutsche Latin America Equity Fund) Annual Report on Form N-CSR for the year ended October 31, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 28, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS International Fund, Inc. (formerly Deutsche International Fund, Inc.) of our report dated December 20, 2018, relating to the financial statements and financial highlights, which appears in DWS World Dividend Fund’s (formerly Deutsche World Dividend Fund) Annual Report on Form N-CSR for the year ended October 31, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 28, 2019